                                                                     EXHIBIT 4.1


COMMON STOCK                                                        COMMON STOCK

   NUMBER                              THE                             SHARES
     PC                              PRESLEY
____________                        COMPANIES                       ____________

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS

                                                              CUSIP 741031 10 8

This Certifies that_____________________________________________________________

is the record holder of_________________________________________________________

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

============================ THE PRESLEY COMPANIES =============================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal.

Dated:


                                     [SEAL]


        /s/ LINDA L. FOSTER                                    /s/ WADE H. CABLE
--------------------------------------                         -----------------
VICE PRESIDENT AND CORPORATE SECRETARY                             PRESIDENT

                                        COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                        TRANSFER AGENT AND REGISTRAR


                                        By:____________________________________
                                                   AUTHORIZED SIGNATURE

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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations when used in the Inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                          UNIF GIFT MIN ACT - ..........Custodian..........
     TEN ENT - as tenants by the entireties                                        (CUST)             (MINOR)
     JT TEN  - as joint tenants with right                                       under Uniform Gifts to Minors
               of survivorship and not
               as tenants in common                                              Act .........................
                                                                                             (State)

                                                             UNIF TRF MIN ACT  - .....Custodian (until age....)
                                                                                 (Cust)

                                                                                 .......under Uniform Transfers
                                                                                 (Minor)

                                                                                 to Minors Act................
                                                                                              (State)

     Additional abbreviations may also be used though not in the above list


FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                        X_______________________________________

                                        X_______________________________________
                                        THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                              NOTICE: WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKHOLDERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM).